                                                                    EXHIBIT 10.2


           THIRD AMENDMENT OF REVOLVING LINE OF CREDIT PROMISSORY NOTE


         THIS THIRD AMENDMENT OF REVOLVING LINE OF CREDIT PROMISSORY NOTE (this "Agreement") is made and entered effective as of the 30th day of July, 1999, by and between THE WMA CORPORATION, a Delaware corporation (hereinafter referred to as "Borrower") and MONEY SERVICES, INC., a Delaware corporation (hereinafter referred to as "Lender").

                    ARTICLE A - BACKGROUND AND CONSIDERATION

         A-1. BACKGROUND. On September 30, 1998, Borrower incurred certain indebtedness (the "Loan") owing to Lender, and to evidence the Loan executed and delivered to Lender that certain Revolving Line of Credit Promissory Note dated September 30, 1998, in the face principal amount of $10,000,000.00 (the "Note"). The Note was further evidenced by that certain Revolving Line of Credit Loan Agreement by and between Borrower and Lender dated September 30, 1998, as thereafter amended by a certain First Amendment of Revolving Line of Credit Agreement and Revolving Line of Credit Promissory Note dated January 29, 1999 and a certain Second Amendment of Revolving Line of Credit Promissory Note dated March 31, 1999 (collectively the "Loan Agreement"). The Note and Loan Agreement, together with any and all other documents, if any, to or of which Lender is a party or beneficiary evidencing, securing or otherwise relating to the Loan, are hereinafter referred to collectively as the "Loan Documents". Borrower is in the process of raising additional capital in the form of equity private placements of shares of Series A Convertible Preferred Stock and shares of Common Stock ("Equity Private Placements"), a portion of the proceeds of which will be applied toward repayment of the Note. Borrower also intends to sell a new $5,000,000 five year term note ("Term Note"), as more particularly described in Section C-1 hereof, to Lender or an affiliate of Lender, the proceeds of which Borrower will also apply towards repayment of the Note. Borrower and Lender have agreed to (i) extend the maturity date of the Note; and (ii) provide for the repayment of a portion of same from the closing of the sale of the Term Note.

         A-2. CONSIDERATION. For and in consideration of the sum of $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender do hereby agree as set forth herein below.

                              ARTICLE B - AGREEMENT

         B-1. AMENDMENT OF CERTAIN NOTE PROVISIONS. Borrower and Lender do hereby amend the Note as follows:

         B-2. EXTENSION OF MATURITY DATE/SOURCE OF REPAYMENT. The second full paragraph of the Note is hereby deleted in its entirety and the following new paragraph is substituted in lieu thereof:


THIRD AMENDMENT OF REVOLVING
LINE OF CREDIT PROMISSORY NOTE                                            PAGE 1

         "The entire outstanding principal balance hereof, together with all accrued but unpaid interest thereon, less $5,000,000 (the amount of the Term Note as hereinafter defined), shall be due and payable in full upon the earlier of (i) December 31, 1999 or (ii) the closing of the Equity Private Placements (as hereinafter defined). For purposes of this Note, the term "Equity Private Placements" means the sale by Borrower, pursuant to private placement exemptions, of shares of Borrower's Series A Convertible Preferred Stock and/or shares of Borrower's Common Stock. The sum of $5,000,000 shall be due and payable by Borrower immediately upon the closing of the sale of the Term Note to Lender or an affiliate of Lender. For purposes of this Note, the term "Term Note" shall have the meaning set forth in Section C-1 of that certain Third Amendment of Revolving Line of Credit Promissory Note dated July 30, 1999 by any between Borrower and Lender".

                      ARTICLE C - ISSUANCE OF NEW TERM NOTE

         C-1. Borrower hereby agrees to issue to Lender, or an affiliate of Lender, a new $5,000,000 five year term note ("Term Note") which shall contain the terms and conditions set forth in Exhibit A attached hereto, and, upon closing of the sale of such Term Note, to immediately apply the proceeds therefrom to reduce the then outstanding balance of the Note.

                         ARTICLE D - GENERAL CONDITIONS

         D-1. NO WAIVER OR IMPLICATION. Borrower hereby agrees that nothing herein shall constitute a waiver by Lender of any default, whether known or unknown, which may exist under the Note or any other Loan Document. Borrower hereby further agrees that no action, inaction or agreement by Lender, including, without limitation, any indulgence, waiver, consent or agreement of modification which may have occurred or been granted or entered into with respect to non-payment of the Loan or any portion thereof, or with respect to matters involving security for the Loan, shall require or imply any future indulgence, waiver, consent or agreement by Lender. Borrower hereby acknowledges and agrees that Lender has made no agreement, and is in no way obligated, to grant any future indulgence, waiver or consent or to enter into any further agreement of modification with respect to the Loan or any matter relating to the Loan.

         D-2. SUCCESSORS AND ASSIGNS. This Third Amendment of Revolving Line of Credit Promissory Note shall be binding upon and shall insure to the benefit of the parties hereto, their respective heirs, successors, successors-in-title and assigns.

         D-3. MISCELLANEOUS. All personal pronouns used herein whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and vice versa. Titles of articles and sections as set forth herein are for convenience only and in no way define,


THIRD AMENDMENT OF REVOLVING
LINE OF CREDIT PROMISSORY NOTE                                            PAGE 2
limit, amplify or describe the scope or intent of any provision hereof.


         IN WITNESS WHEREOF, Borrower and Lender have hereunto set their hands and affixed their seals as of the day and year first above written.


                                    BORROWER:

                                    THE WMA CORPORATION
                                    A DELAWARE CORPORATION

                                    By:  /s/ Thomas W. Montgomery
                                       -----------------------------------------
                                       Name: Thomas W. Montgomery
                                       Title: Executive Vice President

                                                   (CORPORATE SEAL)



                                    LENDER:

                                    MONEY SERVICES, INC., A DELAWARE
                                    CORPORATION


                                    By:  /s/ Patrick De Palma
                                       -----------------------------------------
                                       Name:  Patrick  De Palma
                                       Title: President

                                                   (CORPORATE SEAL)


THIRD AMENDMENT OF REVOLVING
LINE OF CREDIT PROMISSORY NOTE                                            PAGE 3